CSFB 05-7

Group 11

Pay rules

1.

Pay according to the PAC A as follows:

a.

Pay the 11P1

2.

Pay sequentially as follows:

a.

Concurrently:

i.

73.6844557944% to the 11C1 until retired

ii.

26.3155442056% allocated as follows:

1.

Pay according to the 1A3 TAC schedule to the 1A3 until retired

2.

Pay the 1A4 until retired

3.

Pay disregarding the 1A3 TAC schedule to the 1A3 until retired

b.

Pay the 11C2 until retired

3.

Pay according to the PAC A as follows:

a.

Pay the 11P1

Notes

Pxing Speed = 300 psa

Settlement = 7/29/05